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                                                                   EXHIBIT 10.38
                                             (EXHIBIT H TO THE CREDIT AGREEMENT)


                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT dated as of [___________, 199_] between: MOTOROLA, INC.(1), a corporation duly organized and validly existing under the laws of the State of Delaware (the "Pledgor"); and THE CHASE MANHATTAN BANK, as collateral agent for the lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Collateral Agent").

            Iridium Operating LLC, a Delaware limited liability company (the "Company"), certain lenders, the Collateral Agent, The Chase Manhattan Bank, as Administrative Agent, and Barclays Capital, the investment banking division of Barclays Bank PLC, as Documentation Agent thereunder are parties to a Credit Agreement dated as of December [__], 1997 (as modified, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Company in an aggregate principal amount not exceeding $1,000,000,000.

            To induce said lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined).
Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. Defined Terms. Capitalized terms used but not defined herein shall have their respective defined meanings in the Credit Agreement. In addition, as used herein:

            "Collateral" has the meaning assigned to such term in Article III.

            "Secured Obligations" shall mean, collectively, (a) all obligations of the Company in respect of principal of and interest on the Loans and all other amounts owing under the Credit Agreement and the other Credit Documents to which it is a party, (b) all obligations of each Subsidiary of the Company under Credit Document to which it is a party and (c) all obligations of the Pledgor to the Collateral Agent hereunder.

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(1) If applicable, the pledgor will be the Subsidiary of Motorola that directly owes the Subsidiary holding the FCC License.


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            "Secured Parties" means the Lenders, the Collateral Agent and the other Agents.

            "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

            SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, including an amendment and restatement thereof, but subject to any restrictions on such amendments, supplements or modifications set forth herein, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns or, in the case of any Governmental Authority, any entity succeeding to any or all of the functions of such Governmental Authority, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles and Sections of, and Annexes to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

            The Pledgor represents and warrants to the Secured Parties that:

            (a) The Pledgor has all right, title and interest in, to and under, and is the record owner of, the Collateral in which it purports to grant a security interest pursuant to Section 3 and no Lien exists or will exist upon the Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Collateral Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of the Collateral.


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            (b) The Pledged Stock represented by the certificates identified in
      Annex 1 is, and all other Pledged Stock in which the Pledgor shall hereafter grant a security interest pursuant to Article III will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the issuer of the Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein).

            (c) The Pledged Stock represented by the certificates identified in Annex 1 constitutes all of the issued and outstanding shares of capital stock of any class of the issuer of the Pledged Stock beneficially owned by the Pledgor on the date hereof (whether or not registered in the name of the Pledgor) and Annex 1 correctly identifies, as at the date hereof, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

                                   ARTICLE III

                                     PLEDGE

            As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations now existing or hereafter arising, the Pledgor hereby pledges, assigns, hypothecates and transfers to the Collateral Agent for the equal and ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the equal and ratable benefit of the Secured Parties a Lien on and security interest in, all of the Pledgor's right, title and interest in, to and under the following, whether now owned by the Pledgor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as "Collateral"):

            (a) the shares of common stock of [__________](2) represented by the certificate(s) identified in Annex 1 and all other shares of capital stock of whatever class of such issuer, now or hereafter owned by the Pledgor, in each case together with the certificates evidencing the same or, if the Pledgor shall at any time transfer the FCC License to another Subsidiary, the shares of common stock of such Subsidiary and all other shares of capital stock of whatever class of such Subsidiary (collectively, the "Pledged Stock");

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(2) Insert name of the Motorola Subsidiary holding the FCC License as of the date hereof.


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            (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

            (c) without affecting the obligations of the Pledgor under any provision prohibiting such action hereunder or under any other Motorola Agreement, in the event of any consolidation or merger in which the issuer of the Pledged Stock is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Pledgor itself) formed by or resulting from such consolidation or merger; and

            (d) all proceeds, products, offspring, rents, revenues, issues, profits, royalties, income, benefits, accessions, additions, substitutions and replacements of and to any of the property of the Pledgor described in the preceding clauses of this Section and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                                   ARTICLE IV

                                    REMEDIES

            In furtherance of the grant of the pledge and security interest pursuant to Article III, the Pledgor hereby agrees with the Secured Parties as follows:

            SECTION 4.01.  Delivery and Other Perfection.  The Pledgor shall:

            (a) if any of the shares, securities, moneys or property required to be pledged by the Pledgor under Article III are received by the Pledgor, forthwith either (x) transfer and deliver to the Collateral Agent such shares or securities so received by the Pledgor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Collateral Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Agent shall deem necessary or appropriate to duly perfect the Lien created hereunder in such shares, securities, moneys or property in
      Article III;


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            (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Collateral Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of the Collateral Agent or its nominee (and the Collateral Agent agrees that if any Collateral is transferred into its name or the name of its nominee, the Collateral Agent will thereafter promptly give to the Pledgor copies of any notices and communications received by it with respect to the Collateral pledged by the Pledgor hereunder);

            (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

            (d) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, all in such manner as the Collateral Agent may require.

            SECTION 4.02. Other Financing Statements and Liens. Without the prior written consent of the Collateral Agent, the Pledgor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties.

            SECTION 4.03. Preservation of Rights. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

            SECTION 4.04. Pledged Stock.

            (a) The Pledgor will cause the Collateral to constitute at all times 100% of the total number of shares of each class of capital stock then outstanding of the Subsidiary of the Pledgor holding the FCC License.

            (b) Except as expressly permitted under the Motorola Consent, the Pledgor (i) will not create, incur, assume or suffer to exist any Lien upon, or sell, assign, transfer or otherwise dispose of all or any part of, the Collateral or (ii) consent to the creation of any restriction


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applicable to the Collateral Agent on the sale, assignment, transfer or other disposition by the Collateral Agent of any of the Collateral (except as provided in this Agreement).

            SECTION 4.05. Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

            (a) the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and the Pledgor agrees to take all such action as may be appropriate to give effect to such right);

            (b) the Collateral Agent in its discretion may, in its name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

            (c) the Collateral Agent may, upon 30 days' prior written notice to the Pledgor of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of the Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery, at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and any Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Pledgor, any such demand, notice and right or equity being hereby expressly waived and released. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.


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The proceeds of each collection, sale or other disposition under this Section shall be applied in accordance with Section 4.08.

            The Pledgor recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledge that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Company or issuer thereof to register it for public sale.

            SECTION 4.06. Removals, Etc. Without at least 30 days' prior written notice to the Collateral Agent, the Pledgor shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place other than at the address indicated beneath its signature hereto or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto.

            SECTION 4.07. Private Sale. No Secured Party shall incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. The Pledgor hereby waives any claims against the Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

            SECTION 4.08. Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under this Agreement, shall be applied by the Collateral Agent:

            First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Collateral Agent and the reasonable fees and expenses of its agents and counsel, and all reasonable expenses incurred and advances made by the Collateral Agent in connection therewith;


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            Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

            Finally, to the payment to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

            As used in this Article IV, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Pledgor or any issuer of or obligor on any of the Collateral.

            SECTION 4.09. Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Collateral Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions hereof and taking any action and executing any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Article IV to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

            SECTION 4.10. Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Pledgor shall (i) file such financing statements and other documents in such offices as the Collateral Agent may request to perfect the security interests granted in Article III and (ii) deliver to the Collateral Agent any certificates representing the Collateral, accompanied by undated stock powers duly executed in blank.

            SECTION 4.11. Termination. Upon the earlier of (a) the date on which all Secured Obligations shall have been paid in full and the Commitments of the Lenders under the Credit Agreement shall have expired or been terminated and (b) the effective date of the transfer of the FCC License to the Company or any of its Subsidiaries pursuant to Section 18.H of the Space System Contract, this Agreement shall terminate and all rights to the Collateral shall revert to the Pledgor, and the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Pledgor.


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            SECTION 4.12. Further Assurances. The Pledgor agrees that, from time to time upon the written request of the Collateral Agent, the Pledgor will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

            SECTION 5.01. No Waiver. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any other Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            SECTION 5.02. Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 5.03. Expenses. The Pledgor agrees to reimburse each of the Lenders and the Collateral Agent for all reasonable costs and expenses of the Lenders and the Collateral Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (a) any enforcement proceeding hereunder, including, without limitation, all manner of participation in or other involvement with (i) performance by the Collateral Agent of any obligations of the Pledgor in respect of the Collateral that the Pledgor have failed or refused to perform, (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Collateral Agent in respect thereof, by litigation or otherwise, (iii) judicial or regulatory proceedings and (iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (b) the enforcement of this Section, and all such costs


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and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Article III.

            SECTION 5.04. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Pledgor and the Collateral Agent. Any such amendment or waiver shall be binding upon the Collateral Agent, each other Secured Party and the Pledgor.

            SECTION 5.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Pledgor, the Collateral Agent and each other Secured Party, provided, however, that the Pledgor shall not assign or transfer its rights hereunder without the prior written consent of the Collateral Agent.

            SECTION 5.06. Captions. The caption and section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

            SECTION 5.07. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

            SECTION 5.08. Governing Law; Jurisdiction; Consent to Service of Process.

            (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            (b) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against the Pledgor or its properties in the courts of any jurisdiction.


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            (c) The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) To the extent that the Pledgor may be or become entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement, to claim for itself or its property or revenues any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Agreement and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), the Pledgor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

            SECTION 5.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            SECTION 5.10. No Third Party Beneficiaries. The agreements of the parties hereto are solely for the benefit of the Pledgor, the Collateral Agent and the other Secured Parties, and no other Person (including, without limitation, the Company) shall have any rights hereunder.

            SECTION 5.11. Agents and Attorneys-in-Fact. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.


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            SECTION 5.12. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 5.13. Security Interest Absolute. The rights and remedies of the Collateral Agent hereunder, the Liens created hereby and the obligations of the Pledgor hereunder are absolute, irrevocable and unconditional, irrespective of:

            (a) the validity or enforceability of any of the Secured Obligations or any Credit Document or any other agreement or instrument relating thereto;

            (b) any amendment to, waiver of, consent to or departure from, or failure to exercise any right, remedy, power or privileges under or in respect of, any of the Secured Obligations, any Credit Document or any other agreement or instrument relating thereto;

            (c) the acceleration of the maturity of any of the Secured Obligations or any other modification of the time of payment thereof;

            (d) any substitution, release or exchange of any other security for or guarantee of any of the Secured Obligations or the failure to create, preserve, validate, perfect or protect any other Lien granted to, or purported to be granted to, or in favor of, the Collateral Agent or any other Secured Party; or

            (e) any other event or circumstance whatsoever which might otherwise constitute a legal or equitable discharge of a surety or a guarantor, it being the intent of this Section that the obligations of the Pledgor hereunder shall be absolute, irrevocable and unconditional under any and all circumstances.

            SECTION 5.14. Subrogation. The Pledgor shall not exercise, and hereby irrevocably waives, any claim, right or remedy that it may now have or may hereafter acquire against the Company arising under or in connection with this Agreement, including, without limitation, any claim, right or remedy of subrogation, contribution, reimbursement, exoneration, indemnification or participation arising under contract, by Government Rule or otherwise in any claim, right or remedy of the Collateral Agent or any other Secured Party against the Company or any other Person or any Collateral which the Collateral Agent or any other Secured Party may now have or may hereafter acquire. If, notwithstanding the preceding sentence, any amount shall be paid to the Pledgor on account of such claim, right or remedy at any time when any of the


                            Motorola Pledge Agreement

Secured Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of the Pledgor, and be turned over to the Collateral Agent in the exact form received by the Pledgor (duly endorsed by the Pledgor to the Collateral Agent, if required), to be applied against the Secured Obligations, whether matured or unmatured, in accordance with this Agreement and the Depositary Agreement.

            SECTION 5.15. Reinstatement. This Agreement and the Lien created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Secured Obligations is rescinded or must otherwise be restored by any holder of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Pledgor shall indemnify the Collateral Agent and each other Secured Party on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Collateral Agent or such other Secured Party in connection with such rescission or restoration.

            SECTION 5.16. FCC Approval. Notwithstanding any other provision of this Agreement, no action shall be taken hereunder by the Collateral Agent or any Lender with respect to any item of Collateral that would constitute or result in any assignment of the FCC License or any change of control of the holder of the FCC License without first obtaining prior approval of the FCC, if, under then existing law, regulations and FCC policies, such assignment or change of control would require the prior approval of the FCC. The Pledgor agrees to take (or to cause the Pledgor's Subsidiary which holds the FCC License to take), at its expense, any action that the Collateral Agent may reasonably request in order to obtain from the FCC such approval as may be necessary (a) to enable the Collateral Agent to exercise and enjoy the full rights and benefits granted to the Collateral Agent by this Agreement and (b) for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request by the Collateral Agent, to prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of any license or transfer of control necessary or appropriate under the FCC's rules and regulations, or for approval of any sale of the Collateral provided by this Agreement by or on behalf of the Collateral Agent or any assumption by the Collateral Agent of voting rights relating thereto effected in accordance with the terms hereof.


                            Motorola Pledge Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.


                                    PLEDGOR

                                    MOTOROLA, INC.



                                    By ________________________
                                       Name:
                                       Title:

                                    Address for Notices:


                                    Telecopier No.:

                                    Telephone No.:

                                    Attention:


                            Motorola Pledge Agreement

                                    COLLATERAL AGENT


                                    THE CHASE MANHATTAN BANK,
                                      as Collateral Agent


                                    By ________________________
                                        Name:
                                        Title:


                                    Address for Notices:

                                    The Chase Manhattan Bank,
                                      as Collateral Agent
                                    Agent Bank Services
                                    1 Chase Manhattan Plaza
                                    8th Floor
                                    New York, New York 10081

                                    Attention:  _______________

                                    with a copy to:

                                    The Chase Manhattan Bank
                                    270 Park Avenue
                                    New York, New York 10017

                                    Attention:  _______________


                            Motorola Pledge Agreement

                                                                         ANNEX 1


                                  PLEDGED STOCK

                           [See Section 2(b) and (c)]


                       Certificate    Registered
Issuer                     No.           Owner          Number of Shares
------                 -----------    ----------        ----------------


                          [__]       Motorola, Inc.     [____] shares of common

                                                        stock, [no] par
                                                        value [$________]


                      Annex 1 to Motorola Pledge Agreement